Exhibit 21

SUBSIDIARIES

The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2012. The name of each indirect subsidiary is indented under the name of its parent company.

Stewart Enterprises, Inc.	Jurisdiction of Incorporation
Ballyhoo Innovations, Inc.	LA
Empresas Stewart - Funerarias, Inc.	LA
Enduring Memories, Inc.	LA
Hawthorne & Wren, Inc.	UT
Cemetery Management, Inc.	FL
Cheatham Hill Memorial Park, Inc.	GA
S.E. Cemeteries of Florida, LLC	FL
S.E. Combined Services of Florida, LLC	FL
S.E. Funeral Homes of Florida, LLC	FL
The Simplicity Plan, Inc.	FL
Eastlawn Corporation	GA
Griffin-Leggett, LLC	AR
Forest Hills Cemetery, LLC	AR
Griffin Leggett Insurance Agency, LLC	AR
Rest Hills Memorial Park, Inc.	AR
S.E. Funeral Homes of Arkansas, LLC	AR
Holly Hill Memorial Park, Inc.	GA
Investors Trust, Inc.	TX
Lake Lawn Metairie Funeral Home (Joint Venture)	LA
Lake Lawn Park, LLC	LA
Lakewood Memorial Park, Inc.	MS
Montlawn Memorial Park, Inc.	NC
The Nashville Historic Cemetery Association, Inc.	TN
S.E. Acquisition of California, Inc.	CA
E.R. Butterworth & Sons	WA
Cremation Society Northwest, Inc.	WA
S.E. Combined Services of California, Inc.	CA
S.E. Funeral Homes of California, Inc.	CA
Simplicity Plan of California, Inc.	CA
Stewart Pre-Need Services, Inc.	CA
S.E. Acquisition of Oregon, Inc.	OR
Chapel of the Roses, Inc.	OR
Chapel of the Valley Funeral Home, Inc.	OR
J. P. Finley & Son Mortuary, Inc.	OR
Sunset Hills Memorial Park	OR
S.E. Mid-Atlantic, Inc.	MD
Bartlett-Burdette-Cox Funeral Home, Inc.	WV
Bounds Funeral Home, Inc.	MD
Casdorph & Curry Funeral Home, Inc.	WV
Catawba Memorial Park, Inc.	NC
Cedar Hill Cemetery Company, Inc.	MD
Clinch Valley Memorial Cemetery, Inc.	VA
Crest Lawn Memorial Gardens, Inc.	MD
Dunbar Funeral Home	SC
Eastern Cemetery Associates, Inc.	WV
Everly PFP, Inc.	VA

Fine Finishes, Inc.	NC
Fort Lincoln Cemetery, Inc.	MD
Fort Lincoln Funeral Home, Inc.	MD
Garrett-Hillcrest, Inc.	NC
George Washington Memorial Park, Inc.	PA
Haisten Funeral Home of Henry County, Inc.	GA
Hillcrest Memorial Cemetery, Inc.	MD
Hines-Rinaldi Funeral Home, Inc.	MD
Kanawha Plaza Partnership	WV
Kirk & Nice, Inc.	PA
Kirk & Nice Suburban Chapel, Inc.	PA
Klingel-Carpenter Mortuary, Inc.	WV
LOI Charleston, Inc.	WV
Loudon Park Cemetery Company	MD
Druid Ridge Cemetery Company	MD
Loudon Park Funeral Home, Inc.	MD
McLaurin’s Funeral Home, Inc.	NC
Monte Vista Burial Park, Inc.	TN
Nailknot, LLC	MD
National Exchange Trust, Ltd.	WV
National Funeral Services, Incorporated	WV
National Harmony Memorial Park, Inc.	MD
Parklawn, Inc.	MD
The Parkwood Cemetery Company	MD
Parkwood Management Company	MD
S.E. Acquisition of Malden, West Virginia, Inc.	WV
S.E. Acquisition of Pennsylvania, Inc.	PA
S.E. Cemeteries of North Carolina, Inc.	NC
S.E. Cemeteries of South Carolina, Inc.	SC
S.E. Cemeteries of Virginia, LLC	VA
S.E. Cemeteries of West Virginia, Inc.	WV
S.E. Combined Services of South Carolina, Inc.	SC
S.E. Combined Services of Tennessee, Inc.	TN
S.E. Funeral Homes of North Carolina, Inc.	NC
S.E. Funeral Homes of South Carolina, Inc.	SC
S.E. Funeral Homes of Virginia, LLC	VA
S.E. Funeral Homes of West Virginia, Inc.	WV
Simple Tribute of Maryland, Inc.	MD
Sunset Memorial Park Company	PA
John M. Taylor Funeral Home, Inc.	MD
Taylor M. Simpson Co.	NC
William W. Chambers, Inc.	MD
Wilson Funeral Home, Inc.	WV
S.E. South-Central, LLC	LA
D.W. Newcomer’s Sons, Inc.	MO
DWN Properties, Inc.	MO
Funeral Security Plans, Inc.	MO
Pasadena Funeral Home, Inc.	TX
Rose Haven Funeral Home & Cemetery, Inc.	GA
S.E. Cemeteries of Alabama, LLC	AL
S.E. Cemeteries of Texas, Inc.	TX
S.E. Cemeteries of Wisconsin, Inc.	WI
S.E. Combined Services of Alabama, LLC	AL
S.E. Funeral Homes of Alabama, LLC	AL
S.E. Funeral Homes of Illinois, Inc.	IL
S.E. Funeral Homes of Tennessee, Inc.	TN

S.E. Funeral Homes of Texas, Inc.	TX
Abbey Plan of Texas, Inc.	TX
Emerald Hills Funeral Corporation	TX
Guardian Cremation Society, Inc.	TX
S.E. Combined Services of Texas, Inc.	TX
S.E. Funeral Home of Coppell, Texas, Inc.	TX
Simplicity Plan of Texas, Inc.	TX
Stewart Resource Center, LLC	LA
Acme Mausoleum, LLC	LA
S.E. Cemeteries of Louisiana, LLC	LA
Heaven’s Pets at Lake Lawn Metairie, LLC (Joint Venture)	LA
S.E. Funeral Homes of Louisiana, LLC	LA
Stewart Services, LLC	LA
Sympathyshop.com, LLC	LA
The Lincoln Memorial Park Cemetery Association	NE
West Lawn Cemetery	NE
Stewart Enterprises (Europe), Inc.	LA
Stewart Worldwide N.V.	Netherlands
Stewart International (Netherlands) B.V.	Netherlands
Stewart Cementerios Puerto Rico Holding II B.V.	Netherlands
Empresas Stewart-Cementerios	Puerto Rico
Stewart Cementerios Puerto Rico Holding I B.V.	Netherlands
Stewart Funerarias Puerto Rico Holding II B.V.	Netherlands
Empresas Stewart - Funerarias	Puerto Rico
Stewart Funerarias Puerto Rico Holding I B.V.	Netherlands
Stewart Simplicity Plan of Puerto Rico Holding II B.V.	Netherlands
Stewart Simplicity Plan of Puerto Rico Holding I B.V.	Netherlands
The Simplicity Plan of Puerto Rico	Puerto Rico